zrcn™
mapping the manmade™

February 2025

Investor Presentation



Disclaimer

This corporate presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Investment Highlights

- Products include proprietary capacitive sensor-based technology backed by an extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

Building on Our History of Innovation

Positioned to leverage our proprietary sensor-based technology and integrated model to expand applications and enter new markets globally

Safety

Accuracy

Efficiency

Data

50 Years of R&D Investment and 200+ Patents/Trademarks



mapping the manmade

Innovation Track Record

Nearly Five Decades of Performance Engineering

- **1977** Founded
- **1980** Studsensor™
- **1982** Craftsman at sears
- **1989** John Stauss President
- **1992** Studsensor™ Pro
- **2001** Multiscanner™ Pro SL
- **2007** Multiscanner™ i520
- **2021** Superscan® W4
- **2023** Wood Stud Superscan® Launch
- **2024** Superscan® ID Launch
- **2025** Public Markets Launch



ZIRCON®

Premier Core Brand

Wall scanners, metal detectors, drill guides, water detection, leveling tools & digital enterprise and smart home technology solutions

- Essential, must-have products with leading stud sensor market share
- International distribution and strong big box retail partnerships
- Manufacturing and supply chain excellence
- High customer loyalty and generational referral business
- Revenues concentrated domestically - significant expansion runway globally
- Wireless and app enabled software solutions
- Data intelligence from wireless communication capabilities

ZIRCON®

Diverse & Growing Product Offering


ZIRCON
e50
L70
HD800

Stud Finders



Metal Detectors



Smart Water Detectors



Drill Guides


ZIRCON

Water Levels



Electrical

ZIRCON®

Next-Generation Stud Finder

Wood Stud SuperScan® launched in 2023

- Recognizes and filters out metallic and low-density objects delivering accurate material-specific differentiation behind wall surface
- Utilizes multiple sensors and sophisticated signal processing to filter out false positives
- New color-coded user interface provides an intuitive "go/no go" indication in response to what is being sensed
- Patented SpotLite® Pointer shines an arrow-shaped beam on the wall, pinpointing target's location
- Advanced technology breakthrough powers next stage of innovation and growth


ZIRCON
STUD MODE
TARGET CONTROL
SUPERSCAN
H1
ZIRCON
WOOD STUD
SUPERSCAN
+ FILTERz
ZIRCON
4 MODE
TARGET CONTROL
SUPERSCAN
W4

ZIRCON®

Next-Generation Stud Finder

SuperScan® ID launched in 2024

- Zircon One Touch technology quickly and easily finds multiple target types automatically without having to switch between modes
- New multi-target ID lights green to indicate wood studs, blue for metal, yellow for low density objects, and red for electricity
- Patented SpotLite® Pointer shines an arrow-shaped beam on the wall, pinpointing target's location


ZIRCON
TARGET CONTROL
ID
SUPERSCAN ID
ONE TOUCH

4-Color
Target ID Display


ID
Wood
High-density non-metal
ID
Plastic / Low-Density Objects
Or objects further behind surface
ID
Metal
ID
Live AC Wires

ZIRCON®

Advanced Technology Products for Enterprise and Home Expected 2025

Next generation wall scanner

- *All new, intuitive wall scanning product line with Zircon's latest patented technology*

Wireless smart water detection system for enterprise and home

- *Multi point leak detection with smartphone app*
- *Ideal for enterprise to help prevent direct commercial impact from flooding - $40 billion total annual economic burden from flooding**
- *Large home user opportunity - $13 billion average annual cost of insurance claims due to water damage in the US***

**Source: Statista* ***National Association of Insurance Commissioners*

Scalable Growth Platform

Proven, fully integrated model lays foundation for continued innovation, growth and strategic initiatives

Manufacturing

- High volume electronics assembly
- Dedicated assembly and packaging operations
- Domestic, near-shore and off-shore locations
- Proprietary in-line testing technology and protocols

Distribution

- High direct ship service levels and fill rates (99%)
- Servicing large retailers/distributors and direct to consumers
- Stocking inventory in North America, Europe, Asia
- Global EDI capability

Advanced Technology

- Custom ASIC technology
- Design for manufacturing
- Complex sensor data
- Bluetooth and WIFI connectivity
- App development
- 200+ patents & trademarks

Growth Strategy

Leverage our brand, using an integrated model, strategic acquisitions and extensive IP portfolio to expand domestically and globally in enterprise, commercial, and residential

- Expand globally in enterprise & residential
- Develop new products & applications
- Strategic initiatives & acquisitions
- Efficiently monetize IP





Solid Financial Profile

- Stable core business with established national retail distribution
- Consistent track record of profitability across economic cycles, while prudently investing in R&D
- Efficient component sourcing and product development
- Resilient manufacturing & exceptional fulfillment rates
- Ample liquidity to fund operations for next 12 months. Seeking capital for global expansion
- Proven track record in implementing sustainability initiatives

Profitable Core Business Across Economic Cycles*


$44,000,000.00
$39,000,000.00
$34,000,000.00
$29,000,000.00
$24,000,000.00
$19,000,000.00
$14,000,000.00
$9,000,000.00
$4,000,000.00
-$1,000,000.00
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Revenue
Operating Income
Net Income
Gross Margin

* Period Ended March 31; F10 – F24 results exclude the impact of consolidation with Mexican and UK Variable Interest Entities (VIE)
**2023 Net loss primarily impacted by pull-forward of revenue in prior two years due to COVID-related dynamics and increased interest costs

Fiscal Full Year 2024 Financial Highlights

	FY 2024	FY 2023
Net Sales	$31,519,187	$30,449,470
Gross Profit	$13,829,350	$12,233,375
Operating Income	$836,239	$252,415
Net Income (Loss)	$50,555	($434,703)
Cash from Operating Activities	$1,183,344	$1,030,586
Net Increase/Decrease in Cash	$473,147	($237,261)

Fiscal Third Quarter 2025 Financial Highlights

	F3Q 2025	F3Q 2024
Net Sales	$7,236,000	$7,539,000
Gross Profit	$3,028,000	$3,054,000
Operating Income (Loss)	($410,000)	($97,000)
Net Income (Loss)	$50,000	($479,000)
Cash from Operating Activities	$2,142,000	$1,355,000
Cash Net Increase (Decrease)	$1,447,000	$1,377,000

Fiscal Third Quarter 2025 Balance Sheet Highlights

	F3Q 2025	FYE 2024
Cash Balance	$1,870,000	$502,000
Working Capital	$13,527,000	$14,088,000
Total Assets	$26,224,000	$27,615,000
Total Liabilities	$17,963,000	$18,688,000
Total Stockholders Equity	$8,261,000	$8,927,000

Revenue by Geography*
Fiscal 2024



3%
1%
2%
5%
89%
USA
CAN
Japan
Europe
Other

Total: $31.5 million

**Fiscal year ending March 31st 2024*

- First half sales increased 3% on uptick in volume
- Over 89% of revenue is generated domestically
- Expanding strength in Europe, Japan and Other markets

Investment Summary

- Products include proprietary capacitive sensor-based technology backed by extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

zrcn™
mapping the manmade™

Thank You!

